AHA INVESTMENT FUNDS, INC.
AHA U.S. GOVERNMENT MONEY MARKET FUND

SUPPLEMENT DATED APRIL 10, 2003 TO
STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 2002

Shares of AHA U.S. Government Money
Market Fund are not currently
available for purchase as this Fund
has not yet commenced operations.

On April 1, 2003, City National
Corporation ("City National")
completed its acquisition of
Convergent Capital Management, LLC
("Convergent") the majority owner
of CCM Advisors, LLC ("CCM
Advisors").  As a result, City
National has become an indirect
majority owner of CCM Advisors.
Under the Investment Company Act of
1940, this transaction resulted in
a change of control of CCM Advisors
that terminated the Master Fund's
investment advisory agreement with
CCM Advisors.

On March 25, 2003, the Funds'
shareholders of record on December
30, 2002, approved a new investment
advisory agreement between CCM
Advisors and the Master Fund.  The
new agreement is substantially
identical in all respects to the
investment advisory agreement in
place prior to April 1, 2003,
except for its effective and
termination dates.  There were no
shareholders of record of the Class

A shares of any of the Funds as of
December 30, 2002.